UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           December 28, 2005

Digital Angel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Villaume Avenue, South St. Paul, Minnesota		55075
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code)           (651) 455-1621

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 28, 2005, Digital Angel Corporation (the “Company”) executed an an Amended and Restated Supply, License and Development Agreement with VeriChip Corporation (“VeriChip”), a subsidiary of Applied Digital Solutions, Inc.  The agreement amends an exclusive supply and license agreement dated March 4, 2002 covering the manufacturing, purchasing and distribution of implantable microchips in designated markets. Applied Digital Solutions, Inc. is the Company’s majority stockholder.  The amendments included several changes to the existing contractual relationship, principally including expanded minimum purchase requirements, expanded licensing and manufacturing rights, and updated commercial terms. Specifically, the minimum purchase requirements require that in order to maintain exclusivity, that VeriChip purchase $875,000, $1,750,000 and $2,500,000 for each of  2007, 2008 and 2009, respectively, and $3,750,000 for 2010 and each year thereafter.  This agreement continues until March 2013, and, as long as VeriChip continues to meet the minimum purchase requirements, will automatically renew on an annual basis until the expiration of the last of the Company’s patents covering the supplied products. The agreement may be terminated prior to its stated term under specified events, such as an uncured default under the agreement.  Further, the agreement provides that Digital Angel Corporation shall, at VeriChip’s option, furnish and operate a computer database to provide data collection, storage and related services for VeriChip’s customers for a fee as provided. A copy of The Amended and Restated Supply, License and Development Agreement is filed as Exhibit 10.1 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

10.1                   Amended and Restated Supply, License, and Development Agreement by and between Digital Angel Corporation and VeriChip Corporation, dated December 28, 2005*

* Portions of such exhibit are treated as confidential pursuant to a request for that confidential treatment filed with the Securities and Exchange Commission by Digital Angel Corporation.  Such portions of the exhibit have been redacted, and the redacted portions have been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Angel Corporation

Date: January 4, 2006
	By	/s/ James P. Santelli
James P. Santelli
Senior Vice President of Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Supply, License, and Development Agreement by and between Digital Angel Corporation and VeriChip Corporation, dated December 28, 2005*

* Portions of such exhibit are treated as confidential pursuant to a request for that confidential treatment filed with the Securities and Exchange Commission by Digital Angel Corporation.  Such portions of the exhibit have been redacted, and the redacted portions have been separately filed with the Securities and Exchange Commission.